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                                                                   Exhibit 10.5

                        FORM OF INDEMNIFICATION AGREEMENT


         This Agreement is entered into this 17th day of May, 2000, by and between Photogen Technologies, Inc. a Nevada corporation (the "Company"), and ______________________ ("Indemnitee").

         WHEREAS, highly competent persons are becoming more reluctant to serve corporations as directors or in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of the corporation; and

         WHEREAS, the Board of Directors believes the Company should act to assure such persons that there will be increased certainty of such protection in the future; and believes that such protection is consistent with Article VI of the Bylaws and, in particular, Section 6 thereof, and Section 78.752 of the Nevada General Corporation Law; and

         WHEREAS, it is reasonable, prudent and necessary for the Company to obligate itself by contract to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern for litigation claims for damages arising out of or related to the performance of such service; and

         WHEREAS, Indemnitee is willing to serve or continue to serve as a director of the Company and its subsidiaries with the understanding that the Indemnitee shall be indemnified to the fullest extent permitted by applicable law.

         NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         For the purposes of this Agreement, the following terms shall have the meaning given here:

         Section 1.1 "Board" means the Board of Directors of the Company.

         Section 1.2 "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent or fiduciary of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the Company.



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         Section 1.3 "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

         Section 1.4 "Enterprise" means the Company and any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the express written request of the Company as a director, officer, employee, agent or fiduciary.

         Section 1.5 "Expenses" includes all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting or defending (or preparing to prosecute or defend) a Proceeding, investigating the matters at issue in a Proceeding, or being or preparing to be a witness in a Proceeding.

         Section 1.6 "Good Faith" means Indemnitee having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Enterprise, and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

         Section 1.7 "Proceeding" includes any action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other actual, threatened or completed proceeding whether civil, criminal, administrative or investigative, other than one initiated by Indemnitee. For purposes of the foregoing sentence, a "Proceeding" shall not be deemed to have been initiated by Indemnitee where Indemnitee seeks pursuant to Article VIII of this Agreement to enforce Indemnitee's rights under this Agreement.

                                   ARTICLE II
                                TERM OF AGREEMENT

         This Agreement shall continue until and terminate upon the later of:
(i) six (6) years after the date that Indemnitee's Corporate Status shall have ceased; or (ii) the final termination of all pending Proceedings in respect of which Indemnitee is granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by Indemnitee regarding the interpretation or enforcement of this Agreement.

                                   ARTICLE III
                  SERVICES BY INDEMNITEE, NOTICE OF PROCEEDINGS

         Section 3.1 SERVICES. Indemnitee agrees to serve as a Director of the Company, and from time to time, in such capacity as a Director and/or Officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise as directed by the


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Board of Directors and agreed to by Indemnitee. Such service is subject to the
Bylaws and any written agreement between the Indemnitee and the Company or such other entity.

         Section 3.2 NOTICE OF PROCEEDING. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter which may be subject to indemnification or advancement of Expenses covered hereunder.

         Section 3.3 COOPERATION. Indemnitee agrees to cooperate (and to cause his representatives to cooperate) with the Company and its counsel in connection with any Proceeding or other matter which may be subject to indemnification or advancement of Expenses covered hereunder.

                                   ARTICLE IV
                                 INDEMNIFICATION

         Section 4.1 IN GENERAL. The Company shall indemnify and advance Expenses to Indemnitee in connection with any Proceeding as provided in this Agreement and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may thereafter from time to time permit.

         Section 4.2 THIRD PARTY ACTIONS. If Indemnitee was or is a party or is threatened to be made a party to any Proceeding (other than an action by or in the right of the Company) by reason of his Corporate Status, or by reason of any act or omission in any such capacity, the Company shall indemnify him against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by or for him in connection with the investigation, defense, settlement or appeal of such Proceeding or any claim, issue or matter therein if he acted in Good Faith.

         Section 4.3 DERIVATIVE ACTIONS. If Indemnitee was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Company to procure a judgment in its favor by reason of his Corporate Status, or by reason of any act or omission in any such capacity, the Company shall indemnify him against any and all Expenses actually and reasonably incurred by or for him in connection with the investigation, defense, settlement, or appeal of such Proceeding if he acted in Good Faith; except that no indemnification under this Section 4.3 shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Enterprise or for amounts paid in settlement to the Enterprise, unless and only to the extent that the court in which the Proceeding was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.


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         Section 4.4 INDEMNIFICATION OF A PARTY WHO IS WHOLLY OR PARTLY
SUCCESSFUL. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a party to and is successful, on the merits or otherwise, in any Proceeding, Indemnitee shall be indemnified to the maximum extent permitted by law, against any and all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) actually and reasonably incurred by or for him in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company shall indemnify Indemnitee to the maximum extent permitted by law, against all Expenses and liabilities of any type whatsoever (including, but not limited to, judgments, penalties, and amounts paid in settlement) actually and reasonably incurred by or for him in connection with each successfully resolved claim, issue or matter. For purposes of this Section 4.4 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter, so long as there has been no finding (either adjudicated or pursuant to Article VI) that Indemnitee did not act in Good Faith.

         Section 4.5 INDEMNIFICATION FOR EXPENSES OF A WITNESS. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of Indemnitee's Corporate Status, a witness in any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by or for him in connection therewith.

                                    ARTICLE V
                             ADVANCEMENT OF EXPENSES

         Notwithstanding any provision to the contrary in Article VI, the Company shall advance all reasonable Expenses which, by reason of Indemnitee's Corporate Status, were incurred by or for him in connection with any proceeding in advance of the final disposition thereof, within ten (10) business days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances. Such statement or statements shall reasonably evidence the Expenses incurred by or for Indemnitee. Indemnitee hereby agrees to repay any Expenses advanced hereunder if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and the undertaking to repay pursuant to this Article V shall be unsecured and interest free.

                                   ARTICLE VI
                    DETERMINATION OF RIGHT TO INDEMNIFICATION

         Section 6.1 NO DETERMINATION NECESSARY WHEN INDEMNITEE WAS SUCCESSFUL. To the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding referred to in Sections 4.2 or 4.3 of this Agreement or in the defense of any claim, issue or matter


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described therein, the Company shall indemnify Indemnitee against Expenses actually and reasonably incurred by or for him in connection with the investigation, defense, or appeal of such Proceeding.

         Section 6.2 FORUM FOR DETERMINATION. Indemnitee shall be entitled to select the forum in which the validity of the Company's claim under Section 6.2 hereof that Indemnitee is not entitled to indemnification will be heard from among the following:

                  (a)      A quorum of the Board consisting of Disinterested
                           Directors;

                  (b)      The shareholders of the Company;

                  (c) Legal counsel selected by Indemnitee, and reasonably approved by the Board, which counsel shall make such determination in a written opinion; or

                  (d) A panel of three arbitrators, one of whom is selected by the Company, another of whom is selected by Indemnitee and the last of whom is selected by the first two arbitrators so selected.

As soon as practicable, and in no event later than thirty (30) days after written notice of Indemnitee's choice of forum pursuant to this Section 6.2, the Company shall, at its own expense, submit to the selected forum in such manner as Indemnitee or Indemnitee's counsel may reasonably request, its claim that Indemnitee is not entitled to indemnification, and the Company shall act in the utmost good faith to assure Indemnitee a complete opportunity to defend against such claim.

         Section 6.3 RIGHT TO APPEAL. Notwithstanding a determination by any forum listed in Section 6.2 hereof that Indemnitee is not entitled to indemnification with respect to a specific Proceeding, Indemnitee shall have the right to apply to the court in which that Proceeding is or was pending, or any other court of competent jurisdictions, for the purpose of enforcing Indemnitee's right to indemnification pursuant to this Agreement.

         Section 6.4 EXPENSES UNDER THIS AGREEMENT. Notwithstanding any other provision in this Agreement to the contrary, the Company shall indemnify Indemnitee against all expenses incurred by Indemnitee in connection with any hearing or proceeding under this Article VI involving Indemnitee and against all Expenses incurred by Indemnitee in connection with any other action between the Company and Indemnitee involving the interpretation or enforcement of the rights of Indemnitee under this Agreement, but only to the extent Indemnitee prevails in any such action.

         Section 6.5 THIRD PARTY DEFENDANT. Company hereby agrees that in the event a claim is brought against Indemnitee in any Proceeding to which Indemnitee would be entitled to


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Indemnification under Articles IV and VI hereunder, and Indemnitee desires to name Company as a third party defendant in any such Proceeding, Company will not contest service of process or personal jurisdiction.

                                   ARTICLE VII
                 PRESUMPTIONS AND EFFECT OF CERTAIN PROCEEDINGS

         Section 7.1 BURDEN OF PROOF. In making a determination with respect to entitlement to indemnification hereunder, the person, persons or entity making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement. The Company shall have the burden of proof to overcome that presumption by a preponderance of the evidence.

         Section 7.2 EFFECT OF OTHER PROCEEDINGS. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith.

         Section 7.3 RELIANCE AS SAFE HARBOR. For purposes of any determination of Good Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Company, including financial statements, or on information supplied to Indemnitee by the officers of the Company in the course of their duties, or on the advice of legal counsel for the Company or on information or records given or reports made to the Company by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company. The provisions of this Section 7.3 shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                                  ARTICLE VIII
                     NON-EXCLUSIVITY, INSURANCE, SUBROGATION

         Section 8.1 NON-EXCLUSIVITY. The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation, the By-Laws, any agreement, a vote of shareholders or a resolution of directors, directors and officers insurance, or otherwise. No amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's Corporate Status prior to such amendment, alteration, rescission or replacement.

         Section 8.2 INSURANCE. The Company may maintain an insurance policy or policies against liability arising out of this Agreement or otherwise.


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         Section 8.3 SUBROGATION. In the event of any payment under this
Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

         Section 8.4 NO DUPLICATIVE PAYMENT. Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         Section 9.1 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's heirs, executors and administrators.

         Section 9.2 SEVERABILITY. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever, the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect as much as possible to the intent manifested by the provision held invalid, illegal or unenforceable.

         Section 9.3 COUNTERPARTS; HEADINGS. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

         Section 9.4 MODIFICATION AND WAIVER. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.


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         Section 9.5 NOTICES. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date of which it is so mailed, or (iii) mailed by overnight courier with postage prepaid, on the first day after the date of which it is so mailed:

         If to Indemnitee:          as shown with Indemnitee's signature below

         If to Company:             Photogen Technologies, Inc.
                                    7327 Oak Ridge Highway
                                    Knoxville, TN 37931
                                    Attn: President

or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

         Section 9.6 GOVERNING LAW. The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada without application of the conflict of laws principles thereof.


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

                             COMPANY:

                                      PHOTOGEN TECHNOLOGIES, INC.

                                      By:
                                         --------------------------
                                               -------------------, President

                             INDEMNITEE:



                                         ---------------------------
                                               --------------------[name]

                             Notice Address:

                                      ------------------------
                                      ------------------------
                                      ------------------------


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